UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 286 Waltham, MA (Address of principal executive offices)	02451 (Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2020, Minerva Neurosciences, Inc. (the “Company”) exercised its right to opt out of the co-development and license agreement for seltorexant (as amended, the “License Agreement”) with Janssen Pharmaceutica, N.V. (“Janssen”) as contemplated by that certain Settlement Agreement (the “Settlement Agreement”) with Janssen dated June 24, 2020, which became effective upon exercise of the opt out, pursuant to which the Company and Janssen resolved certain disputes under License Agreement.

Under the Settlement Agreement, the Company agreed not to assert that Decision Point 4 (as defined in the License Agreement) has not been reached, Janssen waived the requirement that opt-out occur after Decision Point 4 in order for the Company to receive a royalty on sales of seltorexant after opt-out, and the Company and Janssen agreed to waive any payments to the other with respect to development costs for seltorexant. As a result of the exercise of its right to opt out of the License Agreement with Janssen, the License Agreement is deemed to have been terminated effective as of October 2, 2019.

The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Settlement Agreement, which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Item 1.02	Other Events.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 1.02 is incorporated herein by reference.

Item 8.01	Other Events.

On July 1, 2020, the Company issued a press release reporting that it has exercised its right to opt out of the License Agreement with Janssen and that, as a result, the Company will now collect a royalty on worldwide sales of seltorexant in the mid-single digits, with no financial obligations to Janssen.

A copy of the above referenced press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Geoffrey Race
Name:	Geoffrey Race
Title:	Executive Vice President, Chief Financial Officer and Chief Business Officer

Date:    July 1, 2020